UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

Kips Bay Medical, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-35080	20-8947689
(Commission File Number)	(IRS Employer Identification No.)

3405 Annapolis Lane North, Suite 200
Minneapolis, Minnesota 55447
(Address of principal executive offices and Zip Code)

(763) 235-3540
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Stockholders of Kips Bay Medical, Inc. (the “Company”) was held on May 18, 2011. The votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal 1 - The stockholders elected each of the four nominees to the Board of Directors to serve for one-year terms or until their successors are elected and qualified, as follows:

	For	Withheld	Broker Non-Vote
Manny Villafaña	13,815,597	47,230	663,493
Arch C. Smith	13,838,667	24,160	663,493
Robert J. Sheehy	13,838,667	24,160	663,493
Robert E. Munzenrider	13,838,667	24,160	663,493

Proposal 2 - The stockholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for 2011.

For	14,526,270
Against	50
Abstain	—
Broker Non-Vote	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2011

KIPS BAY MEDICAL, INC.

	By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer